Transit Business Park Acquisition	12 Months Ended
Sep. 30, 2013
Business Combinations [Abstract]
Transit Business Park Acquisition

20. Transit Business Park Acquisition.

On June 20, 2013, the Company purchased for approximately $8 million, Transit Business Park in Baltimore, Maryland which consists of 5 buildings on 14.5 acres totaling 232,318 square feet. The Company has accounted for this acquisition in accordance with the provisions of ASC 805, Business Combinations (ASC 805). The Company has allocated the purchase price of the property, through the use of a third party valuation, based upon the fair value of the assets acquired, consisting of land, buildings and intangible assets, including inplace leases and below market leases. Based on the third party valuation performed, the purchase price has been allocated to the fair value of the in-place leases, above market leases and below market leases.  These deferred leasing intangible assets are recorded within Other assets and Other liabilities in the consolidated balance sheets as of September 30, 2013. The value of the in-place lease intangibles will be amortized to amortization expense over the remaining lease terms. The fair value assigned pertaining to the above market in-place leases values are amortized as a reduction to rental revenue, and the below market in-place lease values are amortized as an increase to rental revenue over the remaining non-cancelable terms of the respective leases.

The Company will recognize the amortization related to these intangible assets according to the following schedule:

	In-place	Above Market	Below Market
	Leases	Leases	Leases
Initial Values	$806,000	48,000	156,000
Annual Amortization:
2013	$121,000	3,000	24,000
2014	347,000	12,000	68,000
2015	237,000	11,000	51,000
2016	74,000	11,000	13,000
2017	27,000	11,000	—
2018	—	—	—